Parnassus Funds Quarterly Report

March 31, 2019

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

Quarterly Report • 2019

May 4, 2019

Dear Shareholder,

The stock market roared back in the first quarter of this year after a difficult end to 2018. The S&P 500 Index gained 13.65%, its best return since 1998, and the Russell Midcap Index performed even better at 16.54%. The Parnassus Funds are off to a great start for the year. Our best performers for the quarter were the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, which gained 18.43% and 16.04%, respectively. Our multi-cap offering, the Parnassus Fund, registered a 15.17% gain, handily beating its benchmarks. Meanwhile, the Parnassus Core Equity Fund’s 13.32% gain beat its Lipper peer group and nearly topped the S&P 500’s return, which is remarkable given the fund’s relatively conservative approach. Finally, our bond offering, the Parnassus Fixed Income Fund, gained 4.21%, meaningfully outperforming its benchmarks. Please see the following pages for more detailed information regarding each Fund’s performance and the risks associated with investing in the Funds. In the reports that follow, you’ll learn what drove our funds’ performance in the first quarter, and what our portfolio managers’ outlooks are for the remainder of 2019.

New Website

During the quarter, we launched a new website, which you can view at www.parnassus.com. In addition to being easier to navigate than its predecessor, the new site is designed to highlight the environmental, social and governance (ESG) aspects of our investment approach. One item that you should look for is our inaugural ESG Engagement Report, which is in the ESG section of our site. This report describes our efforts to work with portfolio company executives to improve their performance on ESG issues. The report also describes how we vote our shares on your behalf. I hope you enjoy the new site and ESG Engagement Report.

Additions to the Team

In the beginning of February, Nathan Su joined our information technology team as a junior software engineer. Nathan had previously interned at Parnassus while earning his undergraduate degree in computer science and economics at the University of California, Berkeley. Previously, Nathan worked as a mobile developer intern at sciRobot, a technology startup in San Francisco. Besides technology, Nathan enjoys hiking, cooking and traveling.

Joakim Mahlberg joined the investment team for a second time as an intern. He had previously been an equity analyst at Deutsche Bank where he covered the enterprise hardware sector. Joakim earned degrees in Astrophysics and Business Administration from the University of California, Berkeley and is a passionate Cal football fan. In his spare time, he enjoys spending time with his family, coaching youth baseball and participating in endurance sports.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • 2019

Parnassus Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of March 31, 2019, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $46.69, resulting in a gain of 15.17% for the first quarter. This compares to an increase of 13.65% for the S&P 500 Index (“S&P 500”) and a gain of 13.14% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2019. We are pleased to report the Fund outperformed the Lipper average for all periods.

Parnassus Fund

	Average Annual Total Returns (%)
	for period ended March 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	7.65	11.47	8.82	16.03	0.85	0.85

Parnassus Fund – Institutional Shares	7.85	11.64	8.95	16.10	0.69	0.69

S&P 500 Index	9.50	13.51	10.91	15.92	NA	NA

Lipper Multi-Cap Core Funds Average	5.01	11.09	7.80	14.15	NA	NA

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 7.83%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Fund – Investor Shares and to 0.71% of net assets for the Parnassus Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Fund – Investor Shares gained 15.17% for the quarter, beating the S&P 500, which had its best first quarter since 1998, by 152 basis points. (One basis point is 1/100th of one percent.) Sector allocations had a slightly negative impact on our relative performance, with the most meaningful detractor being our 2% average cash position, as the market’s rally caused cash to be a 37 basis point headwind. However, strong stock selection more than offset our cash drag. We only had one stock that subtracted more than five basis points from the Fund’s return, while our five biggest winners together contributed 532 basis points to the Fund’s return.

Our worst performer was drugstore chain CVS Health. It subtracted 58 basis points from the Fund’s return, as the stock’s total return was negative 17.1%. (For this report, we quote total return to the portfolio, which includes price change and dividends.) The shares sank after the company provided lower-than-expected 2019 earnings guidance. CVS is facing headwinds in its pharmacy business due to reimbursement pressures and weakness at Omnicare, its long-term care segment. Additionally, health insurer Centene said it will bring its pharmacy benefit manager (“PBM”) business in-house, moving its business away from CVS. Centene also announced its intention to acquire a competitor, WellCare, causing investors to speculate that CVS will lose WellCare’s business as well. We’re holding onto our shares, as the stock trades at an all-time low valuation and the company is making nice progress on its integration with Aetna.

Cadence Design Systems, which provides tools for designing semiconductors, contributed 132 basis points to the Fund’s return, as its stock generated a total return of 46.1%. Demand for the company’s software and

Quarterly Report • 2019

hardware solutions is growing as customers design increasingly complex chips and devices. Cadence Design Systems is also experiencing accelerating growth with non-traditional customers and markets, such as aerospace, automotive and artificial intelligence. The company is leading the industry in moving key parts of its product portfolio to the cloud. Cadence has partnered with Amazon Web Services, Microsoft Azure and Google Cloud, and adoption among its customers has been strong.

Shares of New York City-based Signature Bank added 101 basis points to the Fund’s return, as its total return was a positive 25.1%. The stock rose after the bank reported impressive loan growth, as the eight private banking teams Signature hired in 2018 have hit the ground running. The bank’s recently opened office in San Francisco, as well as its newly formed private equity banking team, have expanded Signature’s reach into new markets with significant growth potential.

Thomson Reuters provides information and data for legal, tax and accounting professionals. The stock generated a total return of 23.4% for the quarter and contributed 101 basis points to the Fund’s performance. Revenue growth is accelerating thanks to the company’s new Westlaw Edge legal research software, which combines state-of-the-art artificial intelligence with the industry’s most comprehensive collection of legal information.

Mondelez, a leading snacks company with iconic brands such as Oreo, Trident and Cadbury, contributed 100 basis points to the Fund’s return, as its total return was 25.4%. The stock moved higher after the company’s fourth quarter organic sales growth exceeded expectations. Emerging markets were particularly strong, growing at a 6.5% rate, while investments in local brands and routes to market are beginning to pay dividends. The company’s advantaged portfolio and exposure to the growing snacks category should enable it to generate appetizing growth for the foreseeable future.

Toy manufacturer Mattel added 98 basis points to the Fund’s return, as its stock rose from $9.99 to $13.00, for a total return of 30.1%. Sales during the all-important holiday season were better than expected, and Mattel regained its position as the #1 global toy manufacturer in 2018, according to market researcher NPD Group. Management’s restructuring plan is also ahead of schedule, and profits increased significantly as a result. The shares soared to a high of $17.07 in February, as investors cheered the upbeat quarterly results. We were reminded that the road ahead remains bumpy, however, as the stock fell from its high to end the quarter at $13.00 after Mattel’s 2019 financial guidance didn’t meet investors’ recently elevated expectations. Nevertheless, we were pleased by the green shoots that started to show this quarter, and we believe the bumpy ride will be well worth it in the end.

Parnassus Fund

As of March 31, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2019

Outlook and Strategy

The S&P 500 enjoyed its best first quarter since 1998, earning a 13.65% total return. The market soared as investors cheered the Federal Reserve’s decisions to pause interest rate hikes and end its balance sheet reduction, both of which will support the slowing economy. Positive developments in the trade negotiations between the U.S. and China helped sentiment as well.

While stock investors displayed their animal spirits, bond investors were in a different mood. In March, for the first time since 2007, the yield curve inverted. This means the 10-year U.S. Treasury note yield was lower than the 3-month Treasury bill yield, a concerning signal indicating that bondholders expect interest rates to fall due to lower economic growth. According to JPMorgan Chase, of the last eight times the yield curve inverted, a recession has followed within 15 months in seven of these situations.

As we wrote last quarter, while a slowdown in U.S. growth seems likely, we’re not expecting the economy to fall into a recession this year. The unemployment rate remains close to its historical low, and average hourly earnings are increasing at a faster rate than inflation. After real GDP growth of 2.9% in 2018, economic growth is expected to slow to 2.4% in 2019 and 1.9% in 2020. Internationally, economic growth in Europe and China is slowing as well, and political shocks like a disruptive Brexit or continued tariffs on Chinese products are risks. In this environment of slowing growth and heightened geopolitical risk, we believe that our diversified portfolio of attractively valued, wide-moat businesses is well positioned to outperform.

At quarter end, our portfolio has a nice mix of offense and defense. The Fund is underweight the economically sensitive consumer discretionary and energy sectors. On the other hand, we’re overweight the more cyclical Industrials and Materials sectors, as we’ve identified a collection of companies with resilient business models that should allow them to outperform in most economic environments.

Despite the market’s strong run, we identified three new investment opportunities during the quarter. The first is food distributor Sysco. We were attracted by the potential for a meaningful increase in earnings if management achieves its operating income improvement goals, while our downside should be protected by Sysco’s dominant position in an economically resilient market. Next, we re-initiated a position in Dentsply Sirona, a leading manufacturer of dental consumables and equipment. The merger of Dentsply and Sirona in 2016 was supposed to create an industry leader, with accelerating revenue growth and expanding margins from operating synergies. Unfortunately, two successive management teams failed to deliver on this promise. We invested because we saw an attractive risk-reward asymmetry driven by new production innovation, an inexpensive valuation and achievable earnings expectations.

Our third new position was Ellie Mae, the leading provider of mortgage origination software. We were attracted by the company’s innovative software and its significant addressable market, and we had a rare opportunity to buy this highly valued company at an attractive price, as investors were concerned about the cyclical headwinds from a slowing housing market. It only took a week after we invested for the valuation to pop back up, as the company was acquired by Thoma Bravo partners for $99 per share, a 17.8% premium to our average cost. We sold our position and took our gains, although it was a bittersweet moment for us, because we believe the gains could have been even greater over time had the company remained independent.

We sold two other stocks during the first quarter. We sold pharmaceutical company Allergan, as we grew concerned about its drug pipeline and the strategic direction of the company under CEO Brent Saunders. We also moved on from Pentair, a manufacturer of water pumps, valves and filters, as we believe that Sysco and Dentsply Sirona offer more upside.

We believe that our portfolio is well positioned to deal with the current environment of slowing, but still positive, economic growth. Our Fund fell less than the market during the fourth quarter of 2018 and gained more during this quarter’s rebound. We hope to build upon this momentum going forward.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • 2019

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2019, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $44.09. After taking dividends into account, the total return for the first quarter was a gain of 13.32%. This compares to a gain of 13.65% for the S&P 500 and a gain of 10.95% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)
	for period ended March 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	13.41	12.37	10.46	15.33	0.87	0.87

Parnassus Core Equity Fund – Institutional Shares	13.66	12.60	10.68	15.54	0.63	0.63

S&P 500 Index	9.50	13.51	10.91	15.92	NA	NA

Lipper Equity Income Funds Average	5.63	9.65	7.23	13.18	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 10.39%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

We are pleased that the Parnassus Core Equity Fund – Investor Shares returned 13.32% over the first quarter, capturing 98% of the S&P 500’s first quarter return of 13.65%. Overall, the Fund’s stock selection was slightly positive, and its sector allocation was slightly negative. The biggest driver of returns was positive stock selection in the technology sector, which added 164 basis points to the portfolio return. (One basis point is 1/100th of one percent.) This performance boost was partially offset by negative stock selection in the communication services and consumer staples sectors. The Fund’s allocations to the materials and energy sectors detracted slightly.

Only one stock, CVS Health, significantly trimmed the Fund’s quarterly return. CVS subtracted 70 basis points from the Fund’s performance, as the stock’s total return was negative 17.1%. (For this report, we quote total return to the portfolio, which includes price change and dividends.) The shares sank after the company provided lower-than-expected 2019 earnings guidance. CVS is facing headwinds in its pharmacy business due to reimbursement pressures and weakness at Omnicare, its long-term care segment. Additionally, health insurer Centene said it will bring its pharmacy benefit manager (“PBM”) business in-house, moving its business away from CVS. Centene also announced its intention to acquire a competitor, WellCare, causing investors to speculate that WellCare may also move its PBM business away from CVS.

The Fund had four stocks that added at least 80 basis points to our quarterly performance. Our investments in Cadence Design Systems and Synopsys together contributed 265 basis points to the Fund’s return. Cadence’s stock generated a total return of 46.1%, while Synopsys gained 36.7%. Both are leading electronic

Quarterly Report • 2019

design automation (EDA) companies that provide tools for designing semiconductors. Several broad-based factors are supporting the EDA industry’s growth, including new customer segments beyond traditional semiconductor companies and diversification into new markets. Both companies recently commented that demand for their software and hardware solutions is accelerating as their customers continue to design increasingly complex chips and devices. Cadence is leading the industry by moving key parts of its product portfolio into the cloud. The company partnered with Amazon Web Services, Microsoft Azure and Google Cloud to allow its customers to access its tools, and management noted a solid adoption momentum among its customers. Meanwhile, Synopsys has been investing heavily in its software integrity business, which provides products and services to address code quality and security vulnerabilities early in the software development lifecycle. This business is expected to contribute 10% to Synopsy’s total revenue this year, and represents a high-growth market that will also diversify the company’s customer base into new verticals, such as financial services and healthcare.

Mastercard, a leading payments network and solutions provider, added 89 basis points to the Fund’s return with a 25.0% total return. Mastercard’s stock moved higher as the company beat earnings expectations and provided strong full-year and three-year revenue and margin guidance. The company’s growth is driven by the continuing secular shift away from cash payments and strong transaction and purchase volumes on its payment network. Mastercard is gaining market share and expanding its addressable markets by continuing to invest in its business through tuck-in acquisitions, network expansion and technology development.

Danaher, a diversified instrument and supplies manufacturer, contributed 83 basis points to the Fund’s return, as the total return of its shares was 28.2%. The stock moved significantly higher after the company announced that it had entered into a definitive agreement with General Electric to acquire GE Life Sciences’ biopharma business. We believe there are numerous financial and strategic reasons to like this deal. Strategically, Danaher will acquire extremely high-quality bioprocessing assets, doubling the company’s exposure to several long-term secular trends, such as the shift to large-molecule drugs. Financially, the acquisition is accretive to Danaher’s earnings, as GE Biopharma generates higher total average revenue growth than Danaher, has materially higher margins, boasts a high mix of consumable revenues and is a market-leading brand. We continue to believe that Danaher’s growth acceleration, coupled with continued margin expansion and strong free cash flow generation, makes for an attractive investment.

Parnassus Core Equity Fund

As of March 31, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2019

Outlook and Strategy

The S&P 500 had its strongest first quarter since 1998, rising 13.65%. The key drivers of the rally were the Fed’s shift to a dovish stance to support growth, progress on trade talks with China and reduced valuations after the worst December for stocks since the 1930s.

Despite the stock market’s strong start to the year, economic and profit growth are slowing. After 2.9% real GDP growth in 2018, the current expectation is for 2.4% growth in 2019 and 1.9% in 2020. Economic prospects in China and Europe have also dimmed, creating another headwind for growth. Meanwhile, earnings for the companies of the S&P 500 grew 20% in 2018, but are expected to grow a meager 3% this year. While the U.S. corporate tax cut boosted earnings by 8% in 2018, taxes are expected to provide a headwind of 1% to earnings growth in 2019.

For the first time since 2007, the yield curve has inverted, meaning the yield on the three-month Treasury bill exceeded the yield on the 10-year Treasury note. Historically, an inverted yield curve has usually preceded a recession. However, there have also been periods of brief inversion without an ensuing recession. While we don’t think a recession will occur in 2019, we are clearly in a phase of economic deceleration. On the positive side, credit spreads remain low, and companies and consumers have access to debt to invest and spend in the economy. In addition, the unemployment rate remains near historic lows, and job creation remains positive.

We are keeping a close eye on major geopolitical events, such as Fed policy, and trade discussions with China and Brexit, as well as rhetoric linked to the 2020 U.S. presidential election. While we are bottom-up investors, we incorporate the potential for policy changes in our investment process to discern potential earnings risks and opportunities at the company level.

During the quarter, we sold our position in San Diego-based energy company Sempra Energy. While Sempra is a well-managed California utility that has avoided fallout from the catastrophic California wildfires over the past two years, environmental and political risks are elevated, so we exited the investment.

Our sector positioning remained unchanged in the first quarter. Relative to the S&P 500, the Fund is underweight financial services, as the slowing economy and low interest rates provide a headwind for bank earnings. Our largest investment in the sector is American Express, which is a super prime lender with a wide competitive moat and an increasingly relevant payments network. The Fund is also underweight the consumer discretionary sector. Long-term holding VF Corporation is an example of a consumer company we own that has durable brands, exciting innovation and a strategy to access customers both online and in store. We remain underweight the communications services sector. We own Disney and Alphabet (the parent of Google), two great franchises that are undervalued relative to other media assets and social networking stocks. After the sale of Sempra Energy, we moved to a significant underweight position in utilities. We remain underweight energy as oil prices face headwinds from excess supply and weaker demand.

The Fund is essentially market-weight the technology sector, with a focus on high-quality software and semiconductor companies like Microsoft, Cadence Design Systems and Synopsys. We believe these companies are positioned to benefit over the long-term from cloud computing and the digital economy.

Our largest sector overweights are industrials and materials. The slowing economic backdrop informs our industrials stock selection, as we own businesses with high recurring revenues, such as Linde, the industrial gas provider, and 3M, the innovative global conglomerate. The Fund has a slight overweight position in healthcare. We have significant exposure in medical technology, including Cerner, the electronic medical records (EMR) provider, and Hologic, the women’s health diagnostics and equipment company.

Quarterly Report • 2019

We remain overweight the defensive consumer staples sector, owning companies with strong long-term fundamentals, such as Clorox, the well-known household products company. Finally, the Fund is slightly overweight the real estate sector due to its defensive characteristics as well, owning companies like Digital Realty, a data center operator, that provides consistent dividends and growth.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • 2019

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of March 31, 2019, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $34.19, so the total return for the quarter was a gain of 18.43%. This compares to a gain of 13.65% for the S&P 500 Index (“S&P 500”) and a gain of 13.14% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Fund earned more than five percentage points more than the Lipper average and almost five percentage points more than the S&P 500. Below you will find a table giving the total returns for the one-, three-, five- and ten-year periods for the Fund, the S&P 500 and the Lipper average. We’re ahead of both indices for the three-, five- and ten-year periods. For the one-year period, we’re behind the S&P 500, but ahead of the Lipper average.

Our performance of over 18% is one of the best we’ve ever had for a quarter. However, there’s more here than meets the eye. As most of you will remember, we lost 13.49% last year, so the 18.43% for this quarter cancels out last year’s loss and gives a nice gain for the past 15 months. What really happened is that late last year, most of our stocks were forced down far below their intrinsic value because of recession fears and the stock market sell-off. As fears dissipated this year, stocks returned to more realistic values – especially our stocks.

The lesson here is that the best time to invest is when other investors are not thinking clearly, and they sell stocks far below their intrinsic value. This is easier said than done. It’s difficult emotionally to buy stocks after they have had a big drop – even though it’s the best time to do it. Even I (speaking here as Jerry Dodson only) have concerns when stocks move sharply lower, even though I’ve been doing this for 35 years. I have to force myself to put aside my emotions, keep a cool head and make a rational calculation of a stock’s intrinsic value. If a stock goes down to a price less than two-thirds of its intrinsic value, it’s a buy. The stock may go down even further, so there’s no way to know where the bottom is. However, if one has made a correct calculation of intrinsic value, the stock will come back.

If you look at the table below, you can see that the Parnassus Endeavor Fund has had a great long-term track record, so this may give you some comfort in difficult times.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)
	for period ended March 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund - Investor Shares	5.06	13.94	12.15	18.11	0.95	0.95

Parnassus Endeavor Fund - Institutional Shares	5.33	14.18	12.33	18.21	0.72	0.72

S&P 500 Index	9.50	13.51	10.91	15.92	NA	NA

Lipper Multi-Cap Core Funds Average	5.01	11.09	7.80	14.15	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 10.87%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund—Investor Shares and to 0.75% of net assets for the Parnassus Endeavor Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Quarterly Report • 2019

Company Analysis

There were seven stocks that each boosted the Fund’s return by more than 100 basis points. (One basis point is 1/100th of one percent.) There was no stock that decreased the Fund’s return by that amount, though one company subtracted 69 basis points from the Fund’s return.

That stock was Biogen, a biopharmaceutical company. It sliced 69 basis points from the Fund’s return, as the stock plunged 21.5% from $300.92 to $236.38. (For this report, we quote total return to the portfolio, which includes price change and dividends.) Advanced clinical trials for Biogen’s new Alzheimer’s drug failed, prompting the drug’s withdrawal. The failure dashed the hopes of Biogen’s shareholders, scientists and society, which still grapples with this devastating and incurable disease. Despite the setback, we believe Biogen can recover based on the company’s leadership positions in the treatment of multiple sclerosis and spinal muscular atrophy. Both businesses generate strong cash flows that can support the stock.

Our biggest winner this quarter was also one of our most recent additions. Celgene is a biopharmaceutical company focused on the treatment of blood cancer and inflammatory diseases. Its stock added 222 basis points to the Fund’s performance, as it jumped from $64.09 to $94.34, for a total return of 47.2%. The stock spiked when drug company Bristol Meyers announced plans to acquire Celgene for $74 billion, or about $102 per share, in cash and stock. Although some of Bristol’s shareholders later opposed the deal, Celgene’s stock got another boost when major proxy advisory firms came out in favor of the combination.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, contributed 177 basis points to the Fund’s return, as its stock rose from $12.53 to $17.88, for a total return of 43.8%. Hanesbrands had a strong finish to its fiscal year 2018, posting its highest quarterly sales growth in eight years and its first annual sales increase since 2014. Management noted continued strong growth of its global brand Champion, increased sales for underwear and shapewear in the U.S., and the expansion of its direct-to-consumer sales channel. The company also used its cash flows to pay down debt and expects to further reduce leverage in 2019.

Toy manufacturer Mattel added 172 basis points to the Fund’s performance, as its stock rose from $9.99 to

$13.00, posting a total return of 30.1%. Sales during the all-important holiday season were better than expected, and Mattel regained its position as the #1 global toy manufacturer in 2018, according to market researcher NPD Group. Management’s restructuring plan is also ahead of schedule, and profits increased significantly as a result. The shares soared to a high of $17.07 in February, as investors cheered the upbeat quarterly results. We were reminded that the road ahead remains bumpy, however, as the stock plunged after Mattel’s 2019 financial guidance didn’t meet investors’ recently elevated expectations. We were pleased by the green shoots that started to show this quarter, and we believe the bumpy ride will be well worth it in the end.

Semiconductor-manufacturing equipment-maker Lam Research contributed 172 basis points to the Fund’s performance, as its stock rose from $136.17 to $179.01, yielding a total return of 32.3%. Earnings beat investor expectations for the 21st quarter in a row, driven by strong growth in Lam’s base of installed equipment. Guidance also remained upbeat, despite a slowdown in shipments due to inventory digestion. We view Lam’s shares as attractively valued, especially because today’s technological advancements require device makers to pay more for their manufacturing equipment.

Micron Technology added 160 basis points to the Fund’s return, as its stock climbed from $31.73 to $41.33 for a total return of 30.3%. The company makes dynamic random-access memory (DRAM) chips and other types of memory chips used in PCs, smartphones and data servers. Prices for DRAM continued to decline, yet the stock rose due to the company’s aggressive efforts to reduce industry overcapacity. Management also said that cloud customer inventory would normalize by the end of the year, suggesting that investors have been too pessimistic about the cycle. We like Micron, as strong demand from datacenters and the Internet of Things (IoT) should increase sales of its memory chips for years to come.

NVIDIA contributed 134 basis points to the Fund’s return, as its stock jumped from $133.50 to $179.56, for a total return of 34.6%. The company makes graphics processing units (GPUs), which are customized chips central to gaming, machine learning and autonomous driving applications. After a big sell-off in 2018, the stock rebounded sharply as investors looked past an inventory glut caused by a

Quarterly Report • 2019

bubble in cryptocurrency mining. In March, NVIDIA bought computer networking company Mellanox Technologies to extend its reach in the growing data-center market. The deal’s sound strategic and financial merits sent the stock higher.

Applied Materials increased the Fund’s return by 128 basis points, as its stock soared from $32.74 to $39.66, yielding a total return of 21.8%. Applied Materials is the world’s leading supplier of manufacturing equipment, software and services for the semiconductor industry. Sales and profits came in better than expected, supported by strong industry demand drivers such as high-performance computing, artificial intelligence and big data. The long-term trajectory of the business remains positive and the stock is inexpensive, so we held on to our position.

Parnassus Endeavor Fund

As of March 31, 2019

(Percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • 2019

Outlook and Strategy

With the market up 13.7% in the first quarter, as measured by the S&P 500, the stock market looks as if it’s close to being fairly valued. However, the stocks in the Parnassus Endeavor Fund are still trading far below their intrinsic value. The price/earnings (P/E) ratio of the S&P 500 is 19.9 based on earnings for the last 12 months, while the P/E ratio for the stocks in the Parnassus Endeavor Fund are trading at only 11.9 times last year’s earnings. This is an enormous difference, so it’s one indication that the Parnassus Endeavor Fund could outperform the market going forward, or at least it’s an indication that our stocks are selling at bargain prices compared to the market as a whole.

As we write this in early April, it looks like the U.S. and China will conclude a trade agreement. Clearly, that would be great for the economy and for the stock market. If there is no agreement, that would definitely be a negative. It seems that both countries have strong incentives to make a deal. In fact, China should be even more eager for an agreement, because they have the most to lose. They export around $500 billion a year in goods and services to us, while we only export about $150 billion to them. A trade war would hurt us, but it would hurt China even more, since millions of their workers are dependent on America consumers for their jobs.

Even though we at Parnassus follow international economic developments closely, they do not affect our investment strategy very much. It’s just not possible to predict the economic future with any degree of certainty. For example, if we thought there was going to be a trade war, the logical thing to do would be to sell stocks and hold a lot of cash. However, if a trade war did not materialize, the stock market would move higher, and we would be stuck in cash with very little return.

At the end of December, things did not look very good. The economy was not very strong, there was the possibility of a trade war and the stock market had dropped quite a bit. Had we decided to sell a lot of our stocks because of the dismal outlook, we would have missed the surprisingly strong market of the first quarter.

Our policy, then, is to remain as fully invested as possible. From time to time, you may notice that cash will build up in our portfolio. That’s not an indication of market-timing, it just means that we haven’t found a good place for that money. We don’t invest our money unless we can find stocks of good companies that are selling at bargain prices.

As the market moves higher, it becomes harder to find stocks selling at bargain prices. This forces something of a build-up in cash in the portfolio. When the market moves lower, there are more bargains around, so we can find enough stocks to become fully invested. This phenomenon is a hallmark of our investment style.

By the time this report goes out to you, the economic landscape could look very different. Even though financial conditions are changing all the time, these reports will give you some idea of how we think about investing and what we’re doing with the portfolio.

We would like to emphasize that we appreciate having you as shareholders, and we’ll do our best to give you a good return on your investment. Also, you should know that as portfolio managers, we have our own money invested in the Fund. Lead portfolio manager Jerry Dodson owns no individual stocks, and only invests in the stock market through the Parnassus Endeavor Fund and the other Parnassus Funds. We eat our own cooking, and our interests are aligned with yours.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy J. Hwan

Portfolio Manager

Quarterly Report • 2019

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of March 31, 2019, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $33.49, resulting in a gain of 16.04% for the first quarter. This compares to a gain of 16.54% for the Russell Midcap Index (“Russell”) and a gain of 13.14% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re particularly proud of outperforming both benchmarks over the one-, three- and five-year periods. Notably, the Fund is handily beating our Lipper peer group average for all periods shown.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)
	for period ended March 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	10.37	12.10	9.93	16.05	1.02	0.99

Parnassus Mid Cap Fund – Institutional Shares	10.67	12.33	10.12	16.15	0.75	0.75

Russell Midcap Index	6.47	11.82	8.81	16.88	NA	NA

Lipper Multi-Cap Core Funds Average	5.01	11.09	7.80	14.15	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 9.90%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund—Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Domestic equity markets surged in the first quarter of 2019, with all major indices delivering their best quarterly gains since 2009. Stocks rose as overall corporate earnings growth came in better than many investors feared, the Federal Reserve indicated that it would stop increasing interest rates and the U.S. and China worked toward resolving their trade dispute. The positive quarterly performance was a welcome contrast from the fourth quarter of 2018, when concerns about a slowing economy, increasing interest rates and the trade war with China drove the Russell down sharply.

The Parnassus Mid Cap Fund – Investor Shares returned 16.04% during the first quarter, which captured 97% of the Russell’s first quarter return of 16.54%. Though we’re pleased with the Fund’s absolute quarterly return, we’re disappointed that we trailed the Russell, even if it was by a relatively small amount. We’re very happy to report that the Parnassus Mid Cap Fund – Investor Shares beat its Lipper peers by a wide margin of 290 basis points. (One basis point is 1/100th of one percent.)

From an allocation perspective, the Fund was hurt because of its overweight positions in the consumer staples and communication services sectors, two of the worst-performing sectors in the Russell. On the flip side, the Fund benefitted from having an underweight position in the financial services sector, because this sector also performed relatively poorly.

The Fund didn’t have any individual stocks that delivered negative returns over the quarter, while our four biggest winners added at least 75 basis points each to the Fund’s return. Our weakest relative performer during the quarter was Integrated Device

Quarterly Report • 2019

Technology, Inc., a leading provider of high-performance analog mixed-signal solutions. The stock contributed 1 basis point to the Fund’s return, as the total return of its shares was 1.16%. In 2018, the company announced an agreement with Renesas Electronics Corporation to be acquired for $49 per share in an all-cash transaction, and the deal was finally closed on March 29, 2019. (For this report, we will quote total return to the portfolio, which includes price change and dividends.)

Nielsen Holdings, a leading provider of performance measurement and data analytics used by television networks, digital media and consumer packaged- goods companies, contributed 1 basis point to the Fund’s return, as the total return of its shares was 2.81%. Investor sentiment slumped after the media speculated that private equity firms were no longer interested in moving forward with a transaction to take Nielsen private. We continue to believe the company has multiple ways to unlock value, and management has articulated a credible plan to deliver more consistent, predictable growth.

The Fund’s biggest winner was Hanesbrands, a leading manufacturer of undergarments and athletic apparel. The stock contributed 103 basis points to the Fund’s return, as its stock posted a 43.8% total return. Hanesbrands had a strong finish to its fiscal year 2018, posting its highest quarterly sales growth in eight years and its first annual sales increase since 2014. Management noted continued strong growth of its global brand, Champion, international innerwear growth, increased sales for underwear and shapewear in the U.S. and the expansion of its direct-to-consumer sales channel. The company also paid down debt and expects to reduce its debt leverage further in 2019.

Motorola Solutions, the largest provider of mission-critical communications solutions, added 91 basis points to the Fund’s return, as its total return was 22.6%. The stock jumped after the company reported better-than-expected quarterly earnings and provided an EPS target of $10 in 2021, which was 12% higher than investors’ expectations. Motorola’s land mobile radio business is growing steadily, its command-center software offering is gaining traction and its recent entry into the video analytics market has the potential to be a game changer for the company.

Cadence Design Systems, which provides tools for designing semiconductors, contributed 85 basis points to the Fund’s return, as its stock generated a 46.1% total return. The company saw continued accelerating growth of non-traditional customers and markets, such as aerospace, artificial intelligence, automotive and cloud datacenter. The demand for the company’s software and hardware solutions is growing as its customers design increasingly complex chips and devices. Cadence is also seeing solid adoption of its cloud offerings, because end-customers can access many of its tools via partnerships with Amazon Web Services, Microsoft Azure and Google Cloud.

Hologic, a medical technology company focused on women’s health, contributed 75 basis points to the Fund’s return, as the total return of its shares was 17.8%. Hologic’s Breast Imaging and Molecular Diagnostics segments kicked off its fiscal year with strong results, driven by new product launches and adoption of its 3D mammography devices. The revenue upside resulted in the company raising its full-year guidance. Breast health continues to be Hologic’s key growth driver, and management has accelerated the core business thanks to increasing focus on international expansion, upgrading its existing installed base and strengthening its service business.

Quarterly Report • 2019

Parnassus Mid Cap Fund

As of March 31, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Strategy and Outlook

Following the market’s first quarter surge, mid-cap stocks are up an amazing 364% since the long-tenured bull market began ten years ago. Equity investors have decided to focus on the positives mentioned in the first quarter review for now.

Given our focus on downside risk, we remain acutely aware of the potential negatives. These include Federal Reserve Chairman Jerome Powell’s recent statement that “growth is slowing more than expected,” that the yield curve inverted for the first time since 2007, which often indicates a pending recession, and the Russell’s expensive valuation of over 17 times forward earnings estimates, which is close to the ten-year high and above the long-term average. In addition to these issues, we continue to have unresolved trade wars, slowing growth in China and Europe and heightened geopolitical risks related to Brexit. As fundamental investors, we are keeping a close eye on the potential impact of these risks to our holdings’ earnings and opportunities.

We continue to position the Fund in an effort to outperform in the event of a downturn. As a reflection of our bottom-up research process, the Fund has a 20.5% weighting in the less-cyclical consumer staples and health care sectors. In contrast, only 14% of the Russell is in these two sectors. On the other hand, our exposure to the more-cyclical financials and consumer discretionary sectors is 16.2% of the Fund, which is well below the Russell’s 26% weighting.

Our largest concentration of stocks at the quarter end remained in the industrials sector. This may appear to be an aggressive bet on economic expansion, since many companies in this space are highly cyclical, highly levered and capital intensive. However, around half of our holdings in this sector are less-cyclical business services companies with resilient business models and mission-critical products and services. Verisk Analytics, for example, provides risk management analytics and crucial data sets, enabling insurance customers to underwrite insurance policies, while Waste Management provides essential waste collection and recycling services. Our more traditional industrial investments, such as Xylem, Pentair and Fortive, participate in sub-sectors with multi-year secular growth drivers, which helps to lower the range of outcomes. Moreover, we feel that our industrial holdings are well positioned to weather a downturn due to their strong competitive moats, focus on innovation and strong free cash flow.

Quarterly Report • 2019

We sold our position in Sempra this past quarter. We initially purchased the stock in 2017, with a view that the company had a strong collection of utility assets, superior growth prospects and a relatively stable business due to high regulatory barriers to entry for its electrical and natural gas services. We had also admired the company’s leadership in incorporating renewables into its electric generation capacity, and felt that there was a long runway for additional capital spending on renewables and electric vehicle infrastructure. Over the past year, we became increasingly concerned about the company’s exposure to wild fire risks in Southern California due to a peculiar California rule known as “Inverse Condemnation,” which holds California utilities responsible for wildfire damage caused by their equipment. The responsibility is binding even if the company is not negligent. Although this issue may be resolved in the future, the current range of outcomes is too wide for the Fund’s style.

We own a relatively concentrated portfolio of companies that we believe have compelling long-term risk-reward profiles. We continue to focus on responsible, well-managed businesses that have growth prospects, competitive advantages and attractive valuations with a goal of outperformance relative to our benchmarks over the long term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • 2019

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of March 31, 2019, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $16.49, producing a gain for the quarter of 4.21% (including dividends). This compares to a gain of 2.94% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 3.20% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 2.60%, and the unsubsidized SEC yield was 2.41%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	4.79	2.06	2.36	3.42	0.86	0.68

Parnassus Fixed Income Fund – Institutional Shares	5.03	2.30	2.53	3.50	0.50	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	4.48	2.03	2.74	3.76	NA	NA

Lipper Core Bond Funds Average	3.96	2.18	2.43	4.44	NA	NA

The average annual total return for the Parnassus Fixed Income Fund — Institutional Shares from commencement (April 30, 2015) was 2.26%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund — Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund — Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund — Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Fixed Income Fund meaningfully outperformed the Barclays Aggregate Index in the quarter, a reflection of how it benefits from positive economic sentiment. The Parnassus Fixed Income Fund – Investor Shares gained 4.21% in the quarter, exceeding the return of both the Index at 2.94% and the Lipper average at 3.20%.

The quarter was unusual in that investors became more excited about the economy’s future growth at the same time as the Federal Reserve became more pessimistic. Corporate bonds rallied on rosier earnings forecasts and optimism that global economic risks, like the government’s trade dispute with China, will be resolved. Simultaneously, the Federal Reserve paused its tightening cycle and lowered its forecast for economic growth, as the economy cooled from its breakneck pace in 2018.

The Fund was well positioned to take advantage of these market movements and our significant overweight allocation to corporate bonds drove the outperformance. Over the course of the quarter, 67% of the Fund was invested in corporate securities versus 25% for the Index. While our portfolio of corporate securities gained 5.15%, on par with the Index at 5.14%, our overweight allocation added 97 basis points to the total return (One basis point is 1/100th of one percent).

Similarly, our Treasury portfolio did well in the quarter. Because we expected growth to cool this year, we increased our Treasury holdings during the quarter and increased the duration of those holdings. As a reminder, duration is a measure of interest rate

Quarterly Report • 2019

sensitivity. A longer duration means that the Fund benefitted more than the index as yields fell and prices rose. Our Treasury portfolio added 38 basis points to the total return, primarily due to its long duration.

The top-performing securities in the quarter were preferred shares issued by Sempra Energy. The preferred stock rose 14.30% and contributed 31 basis points to the total return. Investors believe the company’s acquisition of Oncor, a Texas utility company, will have a bigger benefit to earnings over the next few years than originally thought. Sempra is also developing liquefied natural gas facilities along the Gulf of Mexico to facilitate natural gas exports, and those should begin contributing to revenue soon.

Preferred stock issued by Public Storage was the second-best performing security in the quarter, returning 14.98% and adding 19 basis points to the total return. The company’s underlying stock rose in the quarter, as the company reported stronger-than-expected results from 2018. While there are still concerns about a building boom of storage units, which has increased competitive pressure, we continue to believe the company is well positioned in the markets it serves.

The top-performing regular bond was issued by Hologic, a company specializing in women’s health, which gained 8.04% and added 14 basis points to the total return. The bonds benefitted from the company’s high-yield credit rating, as the riskiest assets performed the best in the quarter. These bonds rose on par with the high-yield market overall at about 8%. The return in the riskiest bonds was exceptional - one of the top first quarter gains over the last 30 years.

In a reflection of the quarter’s strength, none of our holdings subtracted from the total return. Several bonds were laggards, but we were pleased with the performance of our corporate portfolio.

Parnassus Fixed Income Fund

As of March 31, 2019

(Percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

In the quarter, we reduced the Fund’s corporate security exposure from about 70% of assets to below 60%. Corporate bond prices are rich, and we believe that this won’t last as economic growth decelerates. As a result, we took advantage of the market’s movement to sell at attractive levels. In most cases, we trimmed exposure across each company we own. In several cases, we exited a position entirely, as we believed the company’s relevancy or competitive advantages were shrinking. Specifically, we sold our positions in Novartis, the pharmaceutical company, and Nielsen, a company best known for its television ratings system.

Similarly, we also sold our residential mortgage-backed securities that were issued by Fannie Mae and

Quarterly Report • 2019

Freddie Mac. While these bonds are a meaningful component of the Barclays Aggregate Index, evaluating mortgages is not a part of our broader investment team’s expertise. Instead, we have very deep knowledge on companies, and our performance over the last several years demonstrates this. The Fund had positive selection within our corporate bond portfolio, which means that the corporate bonds we purchased generally outperformed the market. The same was not true of our mortgage portfolio, so we refocused our efforts to have the greatest positive impact. Proceeds from sales of both corporate bonds and mortgages were reinvested in Treasuries.

The yield curve inverted in the quarter, as the yield on 10-year Treasuries fell below the 3-month yield. This doesn’t happen often and is often a recessionary signal, with the last inversion occurring in 2007. An inversion indicates that investors expect slower growth and lower inflation in the future. While it does not mean that a recession is imminent, it does provide us with a powerful signal about the economy.

Today, the economy is in solid shape, with unemployment low and wages rising, but data does show that growth is decelerating. This means we increase our focus on the Fund’s risks, and adjust our holdings to optimize for the preservation of capital and income generation. The increase in Treasury holdings is a reflection of that work. We believe the Fund is well positioned for the current environment, with a reduced corporate bond allocation and a long duration within the Treasury portfolio to take advantage of declining yields. As always, we continue to look for new opportunities that meet our dual objectives.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Quarterly Report • 2019

Remembering Milton Moskowitz

It is with deep sadness that I inform you that Milton Moskowitz has passed away. Many of our long-term shareholders will remember Milton as a long-time author of the Parnassus Investments “Responsible Investing Notes.” He was also instrumental in the creation of the Parnassus Endeavor Fund, which was originally the Parnassus Workplace Fund. This fund has been managed by Parnassus Founder Jerome Dodson since its inception in 2005. As mentioned in Principles and Performance, “The Workplace Fund was a groundbreaking idea that developed from discussions Dodson had with Milton R. Moskowitz, a business writer who developed the practice of rating companies on how employers treat their workers.”1 Moskowitz served as a consultant to the Parnassus Endeavor Fund, providing invaluable advice to Jerry on the workplace practices of the Fund’s investments. His belief that good workplaces are good investments will live on as we continue to build on his work. We at Parnassus Investments will miss him greatly.

Responsible Investing Notes

Of note this quarter, Xylem, the world’s largest provider of water and wastewater solutions, has signed one of the first sustainable improvement loans in the United States. The interest rate on this product is linked to Xylem’s Sustainalytics ESG rating. Sustainalytics is a leading provider of ESG research and ratings. This type of credit facility is known as a revolver. The way Xylem’s revolver works is simple. A syndicate of banks enters into an agreement to provide financing with a given interest rate. Xylem can tap into the revolver at any time to help fund its operations, similar to a credit card. Under this credit agreement, improvements in Xylem’s sustainability performance will reduce its interest rate payments. On the other hand, deterioration of the company’s sustainability performance will increase its interest rate payments.

We spoke with a Xylem representative to get a better understanding of why the company’s leadership decided to participate in this new financing model. One of the motivations was to support management’s desire to extend the company’s sustainability efforts beyond its direct operations. The revolver offered a novel approach to tether the financing of Xylem’s operations to incentives that will reward improvements in these sustainability efforts.

Many companies have begun offering similar financing instruments in the form of green bonds. Green bonds allow companies to issue debt that is earmarked to undertake an environment-related project. Xylem’s innovative revolver takes sustainability financing a step further by including incentives to improve multiple aspects of their environmental, social and governance profile.

It’s also great to see that banks are signaling to the markets that ESG ratings are useful indicators of quality in companies. Specifically, the launch of this product indicates that banks are beginning to believe that higher sustainability ratings correlate with lower risk and a higher likelihood of the company paying back a loan.

Finally, this new revolver is a great win for Sustainalytics’ Sustainable Finance Team because it puts Sustainalytics on the radar of the major rating agencies, Standard and Poor’s and Moody’s. Over time, I expect to see the two mainstream rating agencies develop their own ESG products and services to compete with Sustainalytics’ sustainability improvement loan ratings.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Iyassu Essayas

Director of ESG Research

1 Shaw, Christopher W., Principles and Performance. San Francisco: Parnassus Investments, 2017.

Quarterly Report • 2019

Parnassus Fund

Portfolio of Investments as of March 31, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Alliance Data Systems Corp.	280,118	49,015,048	5.2%
Thomson Reuters Corp.	804,967	47,654,046	5.0%
Mondelez International Inc., Class A	842,990	42,082,061	4.4%
Motorola Solutions Inc.	288,079	40,452,053	4.3%
Signature Bank	309,585	39,648,551	4.2%
Hologic Inc.	811,734	39,287,925	4.1%
Cadence Design Systems Inc.	592,966	37,659,271	4.0%
Alphabet Inc., Class A	30,000	35,306,700	3.7%
Novartis AG (ADR)	321,301	30,889,878	3.3%
Linde plc	175,000	30,787,750	3.2%
Starbucks Corp.	407,755	30,312,507	3.2%
Cognizant Technology Solutions Corp.	391,606	28,371,855	3.0%
3M Company	133,462	27,730,734	2.9%
CVS Health Corp.	497,728	26,842,471	2.8%
Trimble Inc.	646,590	26,122,236	2.8%
Cerner Corp.	455,794	26,075,975	2.8%
T-Mobile US Inc.	372,637	25,749,217	2.7%
Zayo Group Holdings Inc.	879,045	24,982,459	2.6%
PPG Industries Inc.	217,002	24,493,016	2.6%
FedEx Corp.	128,946	23,392,094	2.5%
First Horizon National Corp.	1,600,000	22,368,000	2.4%
Gilead Sciences Inc.	343,776	22,348,878	2.4%
Dentsply Sirona Inc.	445,361	22,085,452	2.3%
Charles Schwab Corp.	500,000	21,380,000	2.3%
Air Lease Corp.	621,213	21,338,666	2.3%
Old Dominion Freight Lines, Inc.	145,901	21,066,645	2.2%
NVIDIA Corp.	114,361	20,534,661	2.2%
Belmond Ltd.	765,147	19,075,115	2.0%
Sysco Corp.	280,124	18,701,078	2.0%
Mattel Inc.	1,430,307	18,593,991	2.0%
Public Storage	85,222	18,559,647	2.0%
Axalta Coating Systems Ltd.	673,680	16,983,473	1.8%
Nielsen Holdings plc	701,691	16,609,026	1.8%
Adobe Systems Inc.	39,020	10,398,440	1.1%

Total investment in equities		926,898,919	98.1%

Total short-term securities		17,200,024	1.8%

Other assets and liabilities		853,865	0.1%

Total net assets		944,952,808	100.0%

Net asset value as of March 31, 2019
Investor shares		$46.69
Institutional shares		$46.69

Quarterly Report • 2019

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Linde plc	4,417,267	777,129,784	4.7%
Cadence Design Systems Inc.	11,451,861	727,307,692	4.4%
The Walt Disney Co.	6,519,215	723,828,441	4.4%
Mastercard Inc., Class A	2,772,115	652,694,477	3.9%
3M Company	3,107,037	645,580,148	3.9%
Synopsys Inc.	5,539,987	637,929,503	3.9%
Danaher Corp.	4,414,451	582,795,821	3.5%
Gilead Sciences Inc.	8,840,894	574,746,519	3.5%
The Clorox Company	3,579,544	574,373,630	3.5%
CVS Health Corp.	10,237,314	552,098,344	3.3%
American Express Co.	4,989,819	545,387,217	3.3%
Microsoft Corp.	4,301,420	507,309,475	3.1%
VF Corp.	5,761,646	500,744,654	3.0%
Cerner Corp.	8,458,861	483,931,438	2.9%
United Parcel Service Inc., Class B	4,327,835	483,592,283	2.9%
Waste Management Inc.	4,630,219	481,126,056	2.9%
Verisk Analytics Inc.	3,584,925	476,795,025	2.9%
Charles Schwab Corp.	11,018,317	471,143,235	2.8%
Hologic Inc.	9,083,916	439,661,534	2.7%
Sysco Corp.	6,555,701	437,658,599	2.6%
First Republic Bank	4,257,771	427,735,675	2.6%
PPG Industries Inc.	3,572,144	403,187,893	2.4%
Motorola Solutions Inc.	2,626,129	368,761,034	2.2%
Alphabet Inc., Class A	309,801	364,601,699	2.2%
Apple Inc.	1,848,717	351,163,794	2.1%
Starbucks Corp.	4,718,319	350,759,834	2.1%
The Procter & Gamble Co.	3,362,839	349,903,398	2.1%
Xylem Inc.	4,302,734	340,088,095	2.1%
NVIDIA Corp.	1,711,291	307,279,412	1.9%
Iron Mountain Inc.	7,479,082	265,208,248	1.6%
Digital Realty Trust Inc.	2,187,533	260,316,427	1.6%
Pentair plc	5,071,456	225,730,507	1.4%
National Oilwell Varco Inc.	7,783,871	207,362,323	1.3%
Public Storage	713,332	155,349,443	0.9%
MDU Resources Group Inc.	5,881,376	151,915,942	0.9%
Alphabet Inc., Class C	102,181	119,889,989	0.7%
WD-40 Co.	706,335	119,681,402	0.7%

Total investment in equities		16,044,768,990	96.9%

Total short-term securities		546,274,115	3.3%

Other assets and liabilities		(26,110,521)	(0.2%)

Total net assets		16,564,932,584	100.0%

Net asset value as of March 31, 2019
Investor shares		$44.09
Institutional shares		$44.15

Quarterly Report • 2019

Parnassus Endeavor Fund

Portfolio of Investments as of March 31, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Applied Materials Inc.	6,700,000	265,722,000	6.3%
Micron Technology Inc.	6,400,000	264,512,000	6.2%
Mattel Inc.	19,500,000	253,500,000	6.0%
Cummins Inc.	1,500,000	236,805,000	5.6%
Gilead Sciences Inc.	3,100,000	201,531,000	4.8%
NVIDIA Corp.	1,100,000	197,516,000	4.7%
Lam Research Corp.	1,100,000	196,911,000	4.7%
Hanesbrands Inc.	10,700,000	191,316,000	4.5%
Alliance Data Systems Corp.	980,000	171,480,400	4.1%
American Express Co.	1,385,000	151,380,500	3.6%
Biogen Inc.	630,000	148,919,400	3.5%
Alphabet Inc., Class A	125,000	147,111,250	3.5%
International Business Machine Corp.	1,000,000	141,100,000	3.3%
AbbVie Inc.	1,700,000	137,003,000	3.2%
Charles Schwab Corp.	3,100,000	132,556,000	3.1%
QUALCOMM Inc.	2,300,000	131,169,000	3.1%
IPG Photonics Corp.	734,458	111,476,035	2.6%
Perrigo Co. plc	1,950,000	93,912,000	2.2%
Autodesk Inc.	600,000	93,492,000	2.2%
Hologic Inc.	1,800,000	87,120,000	2.1%
Celgene Corp.	900,000	84,906,000	2.0%
Apple Inc.	400,000	75,980,000	1.8%
Capital One Financial Corp.	820,000	66,985,800	1.6%
Regeneron Pharmaceuticals, Inc.	160,000	65,699,200	1.6%
Starbucks Corp.	700,000	52,038,000	1.2%
Mastercard Inc., Class A	160,000	37,672,000	0.9%
Allergan plc	200,000	29,282,000	0.7%

Total investment in equities		3,767,095,585	89.1%

Total short-term securities		458,158,071	10.8%

Other assets and liabilities		5,741,556	0.1%

Total net assets		4,230,995,212	100.0%

Net asset value as of March 31, 2019
Investor shares		34.19
Institutional shares		34.23

Quarterly Report • 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2019 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Teleflex Inc.	504,567	152,459,963	4.5%
Hologic Inc.	3,149,835	152,452,014	4.5%
Motorola Solutions Inc.	1,057,309	148,467,330	4.4%
Fiserv Inc.	1,453,696	128,332,283	3.8%
Xylem Inc.	1,578,429	124,759,028	3.7%
Verisk Analytics Inc.	876,006	116,508,798	3.4%
First Horizon National Corp.	7,942,251	111,032,669	3.3%
Trimble Inc.	2,638,962	106,614,065	3.1%
Cerner Corp.	1,707,600	97,691,796	2.9%
The Clorox Company	599,772	96,239,415	2.8%
Pentair plc	2,143,442	95,404,603	2.8%
Hanesbrands Inc.	5,136,129	91,833,987	2.7%
Sysco Corp.	1,321,393	88,216,197	2.6%
First Republic Bank	863,753	86,772,626	2.5%
Zayo Group Holdings Inc.	3,047,286	86,603,868	2.5%
Waste Management Inc.	826,156	85,845,870	2.5%
Digital Realty Trust Inc.	714,400	85,013,600	2.5%
SEI Investments Co.	1,590,474	83,102,267	2.4%
Cadence Design Systems Inc.	1,292,113	82,062,097	2.4%
VF Corp.	940,715	81,757,541	2.4%
Fortive Corp.	973,731	81,686,294	2.4%
Synopsys Inc.	681,738	78,502,131	2.3%
McCormick & Co.	515,253	77,612,559	2.3%
Axalta Coating Systems Ltd.	3,059,716	77,135,440	2.3%
Thomson Reuters Corp.	1,275,208	75,492,314	2.2%
National Oilwell Varco Inc.	2,604,648	69,387,823	2.0%
Ecolab Inc.	391,918	69,189,204	2.0%
eBay Inc.	1,816,874	67,478,700	2.0%
MDU Resources Group Inc.	2,390,559	61,748,139	1.8%
Public Storage	264,491	57,600,850	1.7%
Dentsply Sirona Inc.	1,107,778	54,934,711	1.6%
Shaw Communications Inc., Class B	2,473,260	51,542,738	1.5%
ACI Worldwide Inc.	1,529,433	50,272,463	1.5%
Iron Mountain Inc.	1,361,938	48,294,321	1.4%
Northwest Natural Holding Co.	616,581	40,466,211	1.2%
Expeditors International of Washington Inc.	430,188	32,651,269	1.0%
Integrated Device Technology Inc.	638,110	31,261,009	0.9%
Nielsen Holdings plc	1,236,906	29,277,565	0.9%
First American Financial Corp.	314,819	16,213,179	0.5%

Total investment in equities		3,171,916,937	93.2%

Total short-term securities		227,244,064	6.7%

Other assets and liabilities		4,330,812	0.1%

Total net assets		3,403,491,813	100.0%

Net asset value as of March 31, 2019
Investor shares		$33.49
Institutional shares		$33.55

Quarterly Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2019 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Sempra Energy	6.00%	01/15/2021	35,000	3,699,500	1.7%
Public Storage	5.15%	06/02/2022	121,127	3,002,738	1.4%

Total investment in preferred stock				6,702,238	3.1%

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	974,669	1,001,679	0.5%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	588,439	589,459	0.3%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	25,347	25,314	0.0%

Total investment in commercial mortgage-backed securities				1,616,452	0.8%

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,979,955	1.9%
Agilent Technologies Inc.	3.05%	09/22/2026	4,000,000	3,865,940	1.8%
Mastercard Inc.	3.38%	04/01/2024	3,500,000	3,612,728	1.7%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,500,000	3,598,997	1.7%
CVS Health Corp.	4.10%	03/25/2025	3,500,000	3,593,258	1.7%
Charles Schwab Corp.	3.45%	02/13/2026	3,500,000	3,571,747	1.7%
Danaher Corp.	3.35%	09/15/2025	3,500,000	3,541,018	1.7%
Praxair Inc.	3.20%	01/30/2026	3,477,000	3,535,966	1.7%
The Procter & Gamble Co.	2.85%	08/11/2027	3,500,000	3,521,640	1.7%
Costco Wholesale Corp.	3.00%	05/18/2027	3,500,000	3,496,224	1.6%
3M Company	2.88%	10/15/2027	3,500,000	3,475,356	1.6%
The Walt Disney Co.	2.95%	06/15/2027	3,500,000	3,465,948	1.6%
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,312,701	1.6%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,000,000	3,140,631	1.5%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,133,503	1.5%
The Clorox Company	3.50%	12/15/2024	3,000,000	3,106,440	1.5%
Autodesk Inc.	4.38%	06/15/2025	3,000,000	3,098,145	1.5%
APTIV plc	4.25%	01/15/2026	3,000,000	3,090,588	1.5%
Masco Corp.	4.45%	04/01/2025	3,000,000	3,080,637	1.5%
Adobe Systems Inc.	3.25%	02/01/2025	3,000,000	3,069,444	1.5%
VF Corp.	3.50%	09/01/2021	3,000,000	3,056,523	1.4%
Regency Centers LP	3.75%	06/15/2024	3,000,000	3,048,318	1.4%
Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,000,000	2,986,890	1.4%
Hologic Inc.	4.38%	10/15/2025	3,000,000	2,984,400	1.4%
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	2,976,125	1.4%
Nordstrom Inc.	4.00%	03/15/2027	3,000,000	2,947,233	1.4%
Xylem Inc.	3.25%	11/01/2026	3,000,000	2,945,691	1.4%
Alphabet Inc.	2.00%	08/15/2026	3,000,000	2,830,494	1.3%
Microsoft Corp.	4.25%	02/06/2047	2,500,000	2,784,985	1.3%
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,593,750	1.2%
Gilead Sciences Inc.	3.70%	04/01/2024	2,500,000	2,581,477	1.2%
Hilton Worldwide Finance LLC	4.63%	04/01/2025	2,500,000	2,525,000	1.2%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,018,292	1.0%
Hanesbrands Inc.	4.63%	05/15/2024	2,000,000	2,005,400	0.9%
Waste Management Inc.	3.15%	11/15/2027	2,000,000	1,993,182	0.9%
Fortive Corp.	3.15%	06/15/2026	2,000,000	1,947,564	0.9%
Microsoft Corp.	2.40%	08/08/2026	2,000,000	1,938,984	0.9%
National Oilwell Varco Inc.	3.95%	12/01/2042	2,000,000	1,688,222	0.8%

Quarterly Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2019 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,536,926	0.7%
Apple Inc.	4.38%	05/13/2045	1,000,000	1,088,563	0.5%
Southwest Air 07-1 Trust	6.15%	08/01/2022	915,879	965,853	0.4%

Total investment in corporate bonds				117,734,738	55.5%

Supranational Bonds
International Finance Corp.	2.00%	10/24/2022	4,000,000	4,942,170	2.3%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,163,624	2.0%
International Finance Corp.	2.13%	04/07/2026	4,000,000	3,916,032	1.8%

Total investment in supranational bonds				13,021,826	6.1%

U.S. Government Treasury Bonds
U.S. Treasury	2.63%	02/15/2029	7,000,000	7,128,513	3.4%
U.S. Treasury	2.75%	02/15/2028	6,000,000	6,171,096	2.9%
U.S. Treasury	2.50%	01/31/2024	5,000,000	5,058,205	2.4%
U.S. Treasury	3.13%	11/15/2028	4,000,000	4,242,968	2.0%
U.S. Treasury	3.00%	02/15/2049	4,000,000	4,144,376	2.0%
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,116,133	1.5%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,082,032	1.4%
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,003,048	1.4%
U.S. Treasury	1.25%	04/30/2019	3,000,000	2,996,850	1.4%
U.S. Treasury	2.25%	08/15/2027	3,000,000	2,971,290	1.4%
U.S. Treasury	2.00%	11/15/2026	3,000,000	2,926,992	1.4%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,266,172	1.1%
U.S. Treasury	3.13%	11/15/2041	2,000,000	2,127,422	1.0%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,070,312	1.0%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,038,516	1.0%
U.S. Treasury	2.38%	02/29/2024	2,000,000	2,013,046	0.9%
U.S. Treasury	2.25%	02/15/2027	2,000,000	1,984,610	0.9%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,201,290	1,326,244	0.6%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,116,610	1,126,480	0.5%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,111,920	1,102,986	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,061,240	1,060,277	0.5%

Total investment in U.S. government treasury bonds				61,957,568	29.2%

Total long-term investments				201,032,822	94.7%

Total short-term securities				9,274,162	4.3%

Other assets and liabilities				2,033,554	1.0%

Total net assets				212,340,538	100.0%

Net asset value as of March 31, 2019
Investor shares				$16.49
Institutional shares				$16.49

Quarterly Report • 2019

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Parnassus Investments

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